EXHIBIT 10.27

PRECISION SPINE, INC. DISTRIBUTOR PURCHASE AND SALES AGREEMENT

AGREEMENT No 01272015-001

This Agreement is dated as of, January 27, 2015 by and between Precision Spine Inc. having an address at 5 Sylvan Way, Suite 220, Parsippany, NJ 07054 ("Precision") and CPM Medical, (hereinafter referred to as "Distributor"), having an address at 1565 N. Central Expressway Suite 200, Richardson, TX 75080.

WHEREAS, Precision is in the business of developing, manufacturing, marketing and selling spinal products and devices for which Precision owns or has been assigned patent or other intellectual property rights and that have been approved or cleared for sale by the Food and Drug Administration (FDA) and related products, including implants, trays and instruments itemized on Exhibit A ("Products"); and

WHEREAS, Precision normally sells its Products directly to health care facilities that grant privileges to physicians who are qualified and competent to use the Products during performance of surgeries on their patients; and

WHEREAS, Distributor maintains a sales force that is trained and knowledgeable on the use of the Products and desires to purchase Products from Precision for resale to hospitals or other licensed healthcare facilities ("Facilities"), and Precision desires to sell its Products to Distributor subject to Distributor's agreement not to sell the Products to customers that have previously purchased the Products from Precision or through Precision's other distribution channels within a period of four months prior to the potential sale by Distributor and subject to the other terms set forth herein.

1.Scope, Schedule and Application of Agreement

1.1This Agreement is intended to govern the sale by Precision to Distributor of the Products as may be ordered by Distributor subsequent to the effective date of this Agreement, unless, as provided in Section 1.3 below, it is specifically agreed in writing by both parties that the provisions of this Agreement shall not apply to a particular Order issued to Precision by Distributor. Precision will normally ship Products to Distributor within one business day from Precision's receipt of Distributor's Order submitted as provided in Section 1.2. This is not an exclusive dealing agreement or an agreement obligating Distributor to purchase any minimum volume of the Products from Precision. However, except to the extent authorized in writing (via email or otherwise) by Precision neither Distributor nor its agents or representatives shall distribute or attempt to distribute or authorize others to distribute Products to physicians or Facilities that have previously purchased the Products from Precision or through Precision's other distribution channels within a period of four months prior to the potential sale by Distributor or others acting on Distributor's behalf (referred to herein as "Current Precision Customers"). Violation of the preceding sentence is considered a material breach that, in addition to other remedies, will result in immediate loss of the pricing referenced in Section 1.2.3 below and that will entitle Precision to terminate this Agreement. In cases where Distributor identifies to Precision new physicians not using the Products within the prior four months but who practice in Facilities already using Products, Precision intends to authorize Distributor to sell Products to the applicable Facility only for use by such new physicians that order Products for their patients,

1.2Products shall be ordered by Distributor by means of an individual order or release issued and signed by an authorized agent of Distributor (hereinafter "Order"). Each Order shall have on its face the following:

1.2.1A reference to this Agreement as follows:

"This Order is governed by the Precision SPINE, INC. Distributor Purchase and Sales Agreement between the parties dated

1.2.2The quantity and description of the Products ordered in Exhibit A.

1.2.3The fair market value price for such items of ordered Products is reflected on Exhibit A, which reflects a Stocking Distributor's discount as compared with pricing for Products sold directly to Precision's hospital clients that are serviced by sales agents employed by or under contract with Precision. The Discount offered to Distributor is conditioned upon the express understanding that Distributor will comply with Section 9 below and that Distributor will provide assistance to the Facility so as to assure Precision of legal compliance by Distributor and Facility with applicable laws and regulations governing the marketing and sales of medical devices, including without limitation, the Anti-Kickback Law codified at 42 U.S.0 1320a-7b and the Stark Law codified at 42 U.S.C. 1395nn and all applicable financial self-disclosure rules.

1.2.4The address to which invoices under the Order should be issued and, if different, the address to which the Products for that Order should be shipped.

1.2.5The date of the Order.

1.3Any provision of an Order which changes any of the terms and conditions contained in this Agreement, including, without limitation, prices and discounts stated on Exhibit A hereto, shall not be effective unless the Order clearly references the term or provision being changed and is signed by both parties to this Agreement. In the event an Order fails to reference this Agreement as required by Section 1.2 above, this Agreement will nevertheless apply, and any preprinted terms and conditions or other special conditions of an Order that are inconsistent with this Agreement shall have no force or effect.

1.4Orders may be signed and submitted electronically via pdf or fax, and multiple counterparts of the same Order may be signed by the Distributor and Precision, but such counterparts, whether sent as an original or whether first signed and then transmitted via pdf or fax, shall be treated as one and the same original Order.

Term of Agreement

:  This Agreement shall become effective on the date noted in the first paragraph of this Agreement and shall remain in effect for an initial term of twelve (12) months unless sooner terminated pursuant to paragraph 3 below or unless the parties agree in writing to renew this Agreement for one or more successive periods of twelve (12) months each on or before the expiration of the then-current term of this Agreement.

Termination

:  Either party may terminate this Agreement upon thirty (30) days' prior written notice to the other party. Termination pursuant to this paragraph 3 or pursuant to Paragraph 14 below shall not relieve either party of obligations arising out of this Agreement, including, without limitation, obligations of indemnities, warranties, and payment in connection with Products delivered prior to termination.

Prices

: Unless Distributor breaches this Agreement or this Agreement is otherwise terminated pursuant to Section 3, the fair market value prices set forth in Exhibit A hereto shall remain in effect for the initial twelve-month term of this Agreement. Prices set forth in Exhibit A include packaging but do not include shipping costs or any sales or use taxes. Any sales or other applicable taxes, whether federal, state or local imposed on Precision as a result of this transaction, other than Precision's income taxes, shall be invoiced by Precision and shall be promptly paid by the Distributor to Precision for remittance to the required tax authorities by Precision. Likewise, Distributor shall indemnify and protect Precision from any sales or use taxes imposed as a result of Distributor's re-sales of Products to the Facilities. The pricing structure and discounts set forth in Exhibit A are considered confidential business information of Precision and shall not be disclosed to third parties except as required by law, regulation, administrative or judicial orders, or as necessary to enforce payment or refund obligations hereunder.

Invoicing and Payment

: Precision shall issue invoices to the address listed in the applicable Orders when Precision ships the Products to the Distributor pursuant to the applicable Order. Terms for payment of such received Products shall be thirty (30) days from Distributor's receipt of Precision's invoice and the shipment. In the event Precision has not received payment within forty-five days from date of shipment and invoice date, interest shall accrue at the rate of 1.5% per month from such forty-fifth day until the overdue invoice is paid in full, and Precision may suspend any further shipments until all overdue amounts are paid. In addition, if Precision is required to commence legal proceedings in order to obtain payment due from Distributor, then Distributor shall also pay Precision's court costs and reasonable legal fees in connection with collecting such overdue payment. The pricing set forth in the this Agreement is predicated on  Distributor providing a sales representative or other on-site assistance to the Facilities and  assuring that the Products are re-sold at fair market value prices determined by Distributor and  the Facilities in accordance with Section 9 below and in accordance with applicable laws, as well  as any conflict of interest rules adopted by the Facilities. Both parties acknowledge that if any  Facility desires to procure Products directly from Precision in the future, then nothing in this  Agreement will prohibit Precision from making direct-sale shipments to the Facility, but that in  such event Precision will notify Distributor of such request by the Facility and will allow  Distributor to cancel any pending Orders not yet shipped to Distributor, if so desired by  Distributor.

6.Freight: Restock Precision Spine will charge $15 dollars per shipment under 5lbs.  Shipments over 5 lbs will be billed according to weight. Shipments such as First AM, Saturday  Delivery or Same day will also be billed accordingly. Distributor can avoid daily freight charges by providing Precision Spine a FedEx account number and freight will be billed to customer's  account directly. All shipments are sent priority overnight unless otherwise stated. Trays are  sent 2nd day unless requested otherwise.

Notices

: Any notice, including termination notices, given by either party pursuant to this Agreement shall be deemed validly given if sent by facsimile or email, with receipt confirmed, or by deposit in the mail with proper postage prepaid to the following addresses and addressees:

If to Distributor:	Bill McLaughlin
1565 North Central Expy
Richardson, TX 75080
Fax:972-354-5568
Email:bnnclaughlin@surgicalservice.com

If to Precision:	Precision Spine, Inc.
2050 Executive Dr.
Pearl, MS 39208
Fax: 1-877-779-7765
Email:Cynthia.McJordan@Precisionspineinc.com

Either party shall have the right to change any address or addressee by giving the other party prior written notice of such change.

Risk of Loss

: Risk of loss passes from Precision to Distributor on delivery F.O.B. Precision's shipping point, except that all shipped Products will be suitably packed by Precision for shipping, and Precision shall remain responsible for any damage to the Product caused by Precision's improper packaging or crating. Notwithstanding delivery and passing of risk, Product will remain the property of Precision and shall not be used by or resold to Facilities by Distributor until Distributor pays to Precision the price payable pursuant to Exhibit A for the Products sold hereunder and until no further sums whatever are due from Distributor to Precision in respect of delivered Products.

Rejection

: Distributor may reject all or part of any delivery of Products only on the grounds that it, or part of it, does not conform to the quantities or description in the Order and only by giving Precision written notice of such rejection promptly on discovery of such lack of conformity, including full details of the reason for rejection using the Form for Return attached hereto as Exhibit B, and in any event no later than 30 days after delivery and prior to use or modification of the Product. Upon rejection, risk of loss automatically reverts to Precision, and Precision remains solely responsible for cost of return shipment to Precision of properly rejected Products. If Distributor fails to give such notice of rejection, it shall be deemed to have accepted the shipment in full conformance with the Order.

Authorized Use; Notice of Claims or Safety Concerns

: Distributor shall not sell, supply or otherwise make Products available to third parties, except to Facilities which are licensed to perform procedures using the Products and which are not Current Precision Customers, as defined in Section 1.1 above. Distributor shall be responsible ascertaining whether the Facility and its ordering physicians are Current Precision Customers prior to entering into a sales arrangement with such Facility and for ensuring that each Facility understands that the Products should only be supplied to Facility patients who are receiving the Products as part of medical procedures properly prescribed and performed by qualified and licensed physicians who have appropriate clinical privileges with that Facility. Distributor shall not make alterations or allow Facilities or others, including without limitation, members of any Facility's Medical Staff, to make any alterations to the Products. Precision and Distributor shall give each other prompt written notice after such party becomes aware of any adverse facts, claims or issues relating to the safety or efficacy of any Product sold hereunder, and Distributor shall require each Facility to notify Precision directly of any such safety concerns or claims. Distributor agrees to indemnify, defend and hold harmless Precision and its "Affiliates" (including without limitation companies under common control as Precision and its and their directors, officers, employees, agents, representatives and shareholders) from and against any and all claims by any third party, including any claims, actions, suits, proceedings, settlements, liabilities, obligations, losses, damages (including any fines, penalties or punitive damages), interest, costs and expenses (including attorneys' fees, court costs and other reasonable out-of-pocket expenses resulting from or arising out of Distributor's unauthorized use of the Products or breach of the Distributor's warranties and covenants contained in this Agreement. Precision and  Distributor each further warrant to each other that neither Precision nor Distributor, as applicable, has been and during the term hereof is not excluded from participation in Medicare or other Federal health care programs.

Product Warranty Disclaimer

: Precision warrants to Distributor that Products are manufactured and shipped in compliance with applicable laws and regulations and when delivered to Distributor shall conform in all material respects to the product descriptions furnished to Distributor by Precision and that the Products do not infringe any patent or trade secret rights of any third party. If Distributor receives any Products which do not conform to this express warranty and Distributor notifies Precision in writing of such failure within ninety (90) days from Distributor's receipt of the Product, the Distributor's exclusive remedy shall be, and is limited to, the refund to Distributor of any applicable purchase price paid to Precision for such Materials or the provision of replacement Products that fully conform with the express warranty in like quantity as soon as reasonably practicable after receipt of written notice of such breach of warranty.

EXCEPT FOR THE FOREGOING WARRANTIES, PRECISION MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, A WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND ANY SUCH WARRANTIES WHETHER EXPRESS OR IMPLIED, ARE EXPRESSLY DISCLAIMED. PRECISION SHALL HAVE NO FURTHER OBLIGATION OR LIABILITY WITH RESPECT TO PRODUCTS EXCEPT AS IMPOSED BY LAW. PRECISION DOES NOT MAKE ANY SEPARATE WARRANTY TO DISTRIBUTOR OR TO THE FACILITY'S PATIENTS OR MEDICAL STAFF. PRECISION HAS NOT AUTHORIZED ANYONE TO MAKE ANY REPRESENTATION OR WARRANTY

OTHER THAN AS PROVIDED ABOVE. PRECISION SHALL NOT BE LIABLE TO DISTRIBUTOR FOR ANY INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOST PROFITS, EVEN IF PRECISION HAS BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, REGARDLESS OF THE FORM OF ACTION.

Force Majeure

: If Precision is prevented, hindered or delayed from or in supplying Products by an event or circumstance beyond the reasonable control of Precision including, without limitation, strikes and other industrial disputes, accidents, storms or acts of God, war, riot, civil commotion, terrorism, changes to a law or governmental order, rule, or regulation affecting manufacture or supply of a product, reduction in or unavailability of power at manufacturing plant, breakdown of plant or machinery, or shortage or unavailability of transportation or raw materials from normal sources of supply, then Precision, at its option, by providing notice to Distributor of such event, and without any liability for any loss or damage suffered by Distributor, may suspend deliveries while the Force Majeure Event or its effects continues.

Governing Law; Permits

: This Agreement, and all Orders issued hereunder shall be governed by and construed in accordance with the law of the State of Mississippi. In the event any provision of this Agreement is determined by a court to be void or unenforceable, such provision shall be severed from this Agreement, and the remaining provisions shall remain in full force and effect. Further, the Distributor shall be solely responsible for obtaining any and all business registrations, licenses and permits applicable to its business operations and its purchase and sale of Precision products as may be required by the states in the United States in which Distributor will sell Products to Facilities.

Non-waiver

: The failure of either party to insist upon or enforce, in any instance, strict performance by the other of any of the terms of this Agreement or to exercise any rights herein conferred shall not be construed as a waiver or relinquishment to any extent of its rights to assert or rely upon any such terms or rights on any future occasion.

Relationship

: The parties acknowledge that they are independent contractors with Precision serving as a seller and Distributor serving as a buyer, with authority to resell Precision's Products to Facilities, and this Agreement should not be treated or construed as creating a partnership, agency or franchise relationship. In the event any court or regulatory body with jurisdiction over either of the Parties treats this agreement as creating a partnership, agency or franchise arrangement, then the Party adversely affected by such ruling or interpretation shall be entitled to immediately terminate this Agreement upon providing written notice of the ruling or interpretation to the other Party hereto.

Entire Agreement

: This Agreement, including Exhibits A and B referenced herein and Orders issued and accepted pursuant hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof. Any conflicts between the body of this Agreement and the exhibits attached hereto shall be resolved in favor of the terms and conditions contained in the body of this Agreement.

WITNESS the execution hereof by the parties hereto.

CPM Medical	PRECISION SPINE, INC.
By: Bill McLaughlin Title: Chief Financial Officer Phone 972-331-5888	By:Bob Fruge Title:Vice President Sales Phone1-337-344-7784
Signature:	Signature:
Date:	Date:

Exhibit A Item Pricing:

Instruments Cost Plus 10%

Item Number	Description	Discount Price
ACP120	Anterior Cervical Plate, 1-Level, 20mm	$615.00
ACP122	Anterior Cervical Plate, 1-Level, 22mm	$615.00
ACP124	Anterior Cervical Plate, 1-Level, 24mm	$615.00
ACP126	Anterior Cervical Plate, 1-Level, 26mm	$ 615.00
ACP128	Anterior Cervical Plate, 1-Level, 28mm	$ 615.00
ACP130	Anterior Cervical Plate, 1-Level, 30mm	$ 615.00
ACP132	Anterior Cervical Plate, 1-Level, 32mm	$ 615.00
ACP134	Anterior Cervical Plate, 1-Level, 34mm	$ 615.00

ACP237	Anterior Cervical Plate, 2-Level, 37mm	$ 615.00
ACP240	Anterior Cervical Plate, 2-Level, 40mm	$ 615.00
ACP243	Anterior Cervical Plate, 2-Level, 43mm	$ 615.00
ACP246	Anterior Cervical Plate, 2-Level, 46mm	$ 615.00
ACP249	Anterior Cervical Plate, 2-Level, 49mm	$ 615.00
ACP252	Anterior Cervical Plate, 2-Level, 52mm	$ 615.00
ACP255	Anterior Cervical Plate, 2-Level, 55mm	$ 615.00

ACP354	Anterior Cervical Plate, 3-Level, 54mm	$ 645.00
ACP357	Anterior Cervical Plate, 3-Level, 57mm	$ 645.00
ACP360	Anterior Cervical Plate, 3-Level, 60mm	$ 645.00
ACP363	Anterior Cervical Plate, 3-Level, 63mm	$ 645.00
ACP366	Anterior Cervical Plate, 3-Level, 66mm	$ 645.00
ACP369	Anterior Cervical Plate, 3-Level, 69mm	$ 645.00
ACP372	Anterior Cervical Plate, 3-Level, 72mm	$ 645.00
ACP375	Anterior Cervical Plate, 3-Level, 75mm	$ 645.00

ACP469	Anterior Cervical Plate, 4-Level, 69mm	$ 645.00
ACP473	Anterior Cervical Plate, 4-Level, 73mm	$ 645.00
ACP477	Anterior Cervical Plate, 4-Level, 77mm	$ 645.00
ACP481	Anterior Cervical Plate, 4-Level, 81mm	$ 645.00
ACP485	Anterior Cervical Plate, 4-Level, 85mm	$ 645.00
ACP489	Anterior Cervical Plate, 4-Level, 89mm	$ 645.00

SDF4012	4.0mmx 12mm Self Drilling Fixed Screw	$ 105.00
SDF4014	4.0mmx 14mm Self Drilling Fixed Screw	$ 105.00
SDF4016	4.0mmx 16mm Self Drilling Fixed Screw	$ 105.00
SDF4018	4.0mmx 18mm Self Drilling Fixed Screw	$ 105.00
SDF4512	4.5mmx 12mm Self Drilling Fixed Screw	$ 105.00
SDF4514	4.5mmx 14mm Self Drilling Fixed Screw	$ 105.00
SDF4516	4.5mmx 16mm Self Drilling Fixed Screw	$ 105.00
SDF4518	4.5mmx 18mm Self Drilling Fixed Screw

SDV4012	4.0mmx 12mm Self Drilling Variable Screw	$ 105.00

Item Number	Description	Discount Price
SDV4014	4.0mmx 14mm Self Drilling Variable Screw	$ 105.00
SDV4016	4.0mmx 16mm Self Drilling Variable Screw	$ 105.00
SDV4018	4.0mmx 18mm Self Drilling Variable Screw	$ 105.00
SDV4512	4.5mmx 12mm Self Drilling Variable Screw	$ 105.00
SDV4514	4.5mmx 14mm Self Drilling Variable Screw	$ 105.00
SDV4516	4.5mmx 16mm Self Drilling Variable Screw	$ 105.00

SDV4518	4.5mmx 18mm Self Drilling Variable Screw	$ 105.00

ACP-009	Fixation Pin (Bone Tack)	$50.00

01-4521	ALIF Plate, 21mnn for L4-L5	$1,390.00
01-4523	ALIF Plate, 23mm for L4-L5	$1,390.00
01-4525	ALIF Plate, 25mm for L4-L5	$1,390.00
01-4527	ALIF Plate, 27mm for L4-L5	$1,390.00

01-5121	ALIF Plate, 21nnm for L5-S1	$1,390.00
01-5123	ALIF Plate, 23mm for L5-S1	$1,390.00
01-5125	ALIF Plate, 25mm for L5-S1	$1,390.00
01-5127	ALIF Plate, 27mm for L5-S1	$1,390.00

01-V5025	5.0mm x 25mm Self Drilling Variable Screw	$215.00
01-V5030	5.0mm x 30mm Self Drilling Variable Screw	$215.00
01-V5035	5.0mm x 35mm Self Drilling Variable Screw	$215.00

01-V5525	5.5mm x 25mm Self Drilling Variable Screw	$215.00
01-V5530	5.5mm x 30mm Self Drilling Variable Screw	$215.00
01-V5535	5.5mm x 35mm Self Drilling Variable Screw	$215.00

01-F5025	5.0mm x 25mm Self Drilling Fixed Screw	$215.00
01-F5030	5.0mm x 30mm Self Drilling Fixed Screw	$215.00
01-F5035	5.0mm x 35mm Self Drilling Fixed Screw	$215.00

01-F5525	5.5mm x 25mm Self Drilling Fixed Screw	$215.00
01-F5530	5.5mm x 30mm Self Drilling Fixed Screw	$215.00
01-F5535	5.5mm x 35mm Self Drilling Fixed Screw	$215.00

04-1000	Mini Sure Lok Cap Screw	$70.00

04-3508	3.5mm x 8mm Mini S-Lok Posterior Cervical Screw	$325.00
04-3510	3.5mm x 10mm Mini S-Lok Posterior Cervical Screw	$325.00
04-3512	3.5mm x 12mm Mini S-Lok Posterior Cervical Screw	$325.00
04-3514	3.5mm x 14mm Mini S-Lok Posterior Cervical Screw	$325.00
04-3516	3.5mm x 16mm Mini S-Lok Posterior Cervical Screw	$325.00
04-3518	3.5mm x 18mm Mini S-Lok Posterior Cervical Screw	$325.00
04-3520	3.5mm x 20mm Mini S-Lok Posterior Cervical Screw	$325.00

Item Number	Description	Discount Price

04-3525	3.5mm x 25mm Mini S-Lok Posterior Cervical Screw	$325.00
04-3530	3.5mm x 30mm Mini S-Lok Posterior Cervical Screw	$325.00
04-3535	3.5mm x 35mm Mini S-Lok Posterior Cervical Screw	$325.00
04-3540	3.5mm x 40mm Mini S-Lok Posterior Cervical Screw	$325.00

04-4008	4.0mm x 8mm Mini S-Lok Posterior Cervical Screw	$325.00
04-4010	4.0mm x 10mm Mini S-Lok Posterior Cervical Screw	$325.00
04-4012	4.0mm x 12mm Mini S-Lok Posterior Cervical Screw	$325.00
04-4014	4.0mm x 14mm Mini S-Lok Posterior Cervical Screw	$325.00
04-4016	4.0mm x 16mm Mini S-Lok Posterior Cervical Screw	$325.00
04-4018	4.0mm x 18mm Mini S-Lok Posterior Cervical Screw	$325.00
04-4020	4.0mm x 20mm Mini S-Lok Posterior Cervical Screw	$325.00

04-4025	4.0mm x 25mm Mini S-Lok Posterior Cervical Screw	$325.00
04-4030	4.0mm x 30mm Mini S-Lok Posterior Cervical Screw	$325.00
04-4035	4.0mm x 35mm Mini S-Lok Posterior Cervical Screw	$325.00
04-4040	4.0mm x 40mm Mini S-Lok Posterior Cervical Screw	$325.00

04-0060	3.5mm x 60mm Rod	$75.00
04-0080	3.5mm x 80mm Rod	$75.00
04-0120	3.5mm x 120mm Rod	$75.00
04-0240	3.5mm x 240mm Rod	$75.00
04-0060T	5.5mm to 3.5mm x 60mm Transition Rod	$220.00
04-0080T	5.5mm to 3.5mm x 80mm Transition Rod	$220.00
04-0120T	5.5mm to 3.5mm x 120mm Transition Rod	$220.00
04-0240T	5.5mm to 3.5mm x 240mm Transition Rod	$220.00
04-0500T	5.5mm to 3.5mm x 500mm Transition Rod	$220.00

04-05LOH	5mm Left Offset Hook	$325.00
04-05ROH	5mm Right Offset Hook	$325.00
04-05STH	5mm Standard Hook	$325.00
04-06LOH	6mm Left Offset Hook	$325.00
04-06ROH	6mm Right Offset Hook	$325.00
04-06STH	6mm Straight Hook	$325.00

04-1013-14	Offset Open 14mm	$325.00
04-1013-25	Offset Open 25mm	$325.00
04-1014-14	Offset Closed 14mm	$325.00
04-1014-25	Offset Closed 25mm	$325.00

04-1015-00	Parallel Domino Cap Screw	$75.00
04-1015-35	3.5mm x 3.5mm Parallel Domino	$450.00
04-1015-45	3.5mm x 4.5mm Parallel Domino	$450.00
04-1015-55	3.5mm x 5.5mm Parallel Domino	$450.00
04-1015-62	3.5mm x 6.25mm Parallel Domino	$450.00

Item Number	Description	Discount Price
04-1016-00	Straight Domino Cap Screw	$75.00
04-1016-35	3.5mm x 3.5mm Straight Domino	$450.00
04-1016-45	3.5mm x 4.5mm Straight Domino	$450.00
04-1016-55	3.5mm x 5.5mm Straight Domino	$450.00
04-1016-62	3.5mm x 6.25mm Straight Domino	$450.00

04-1017-05	Cervical Cross Link Cap Screw	$75.00
04-1017-30	30mm Cervical Crosslink	$300.00
04-1017-35	35mm Cervical Crosslink	$300.00
04-1017-45	45mm Cervical Crosslink	$300.00

100-5535	5.5x35mm Rod, Curved	$135.00
100-5540	5.5x4Omm Rod, Curved	$135.00
100-5545	5.5x45mm Rod, Curved	$135.00
100-5550	5.5x5Omnn Rod, Curved	$135.00
100-5555	5.5x55mm Rod, Curved	$135.00
100-5560	5.5x6Omm Rod, Curved	$135.00
100-5565	5.5x65mm Rod, Curved	$135.00
100-5570	5.5x7Omm Rod, Curved	$135.00
100-5575	5.5x75mm Rod, Curved	$135.00

100-5580	5.5x8Omm Rod, Curved	$135.00
100-5590	5.5x9Omm Rod, Curved	$135.00
100-5100	5.5x100mm Rod, Curved	$135.00
100-5110	5.5x110mm Rod, Curved	$135.00
100-5120	5.5x120mm Rod, Curved	$135.00
100-5130	5.5x130nnm Rod, Curved	$135.00
100-5140	5.5x140mm Rod, Curved	$135.00
100-5150	5.5x150mm Rod, Curved	$135.00
100-5180	5.5x180mm Rod, Curved	$135.00
100-5200	5.5X200mm Rod, Curved (Special Order)	$135.00

110-5540	5.5x4Onnnn Rod, Straight	$135.00
110-5550	5.5x5Onnnn Rod, Straight	$135.00
110-5560	5.5x6Omm Rod, Straight	$135.00
110-5570	5.5x7Omm Rod, Straight	$135.00
110-5580	5.5x8Omm Rod, Straight	$135.00
110-5590	5.5x9Omm Rod, Straight	$135.00
110-5100	5.5x100nnm Rod, Straight	$135.00
110-5110	5.5x110mm Rod, Straight	$135.00
110-5120	5.5x120nnm Rod, Straight	$135.00
110-5130	5.5x130mm Rod, Straight	$135.00
110-5140	5.5x140mm Rod, Straight	$135.00
110-5150	5.5x150mm Rod, Straight	$135.00
110-5180	5.5x180mm Rod, Straight	$135.00
110-5200	5.5x200mm Rod, Straight	$135.00

Item Number	Description	Discount Price
110-5400	5.5x400nnm Rod, Straight	$135.00

CL-035	Cross Link 35mm	$640.00
CL-038	Cross Link 38mm	$640.00
CL-042	Cross Link 42mm	$640.00
CL-050	Cross Link 50mm	$640.00

SL1000	Cap Screw (Goes With SLC OR SLP SCREWS)	$70.00

SLP4525	S-Lok Polyaxial Screw 4.5mm x 25mm	$510.00
SLP4530	S-Lok Polyaxial Screw 4.5mm x 30mm	$510.00
SLP4535	S-Lok Polyaxial Screw 4.5mm x 35mm	$510.00
SLP4540	S-Lok Polyaxial Screw 4.5mm x 40mm	$510.00
SLP4545	S-Lok Polyaxial Screw 4.5mm x 45mm	$510.00
SLP4550	S-Lok Polyaxial Screw 4.5mm x 50mm	$510.00
SLP4555	S-Lok Polyaxial Screw 4.5mm x 55mm	$510.00
SLP4560	S-Lok Polyaxial Screw 4.5mm x 60mm	$510.00

SLP5525	S-Lok Polyaxial Screw 5.5mm x 25mm	$510.00
SLP5530	S-Lok Polyaxial Screw 5.5mm x 30mm	$510.00
SLP5535	S-Lok Polyaxial Screw 5.5mm x 35mm	$510.00
SLP5540	S-Lok Polyaxial Screw 5.5mm x 40mm	$510.00
SLP5545	S-Lok Polyaxial Screw 5.5mm x 45mm	$510.00
SLP5550	S-Lok Polyaxial Screw 5.5mm x 50mm	$510.00
SLP5555	S-Lok Polyaxial Screw 5.5mm x 55mm
SLP5560	S-Lok Polyaxial Screw 5.5mm x 60mm	$510.00
SLP6525	S-Lok Polyaxial Screw 6.5mm x 25mm	$510.00
SLP6530	S-Lok Polyaxial Screw 6.5mm x 30mm	$510.00
SLP6535	S-Lok Polyaxial Screw 6.5mm x 35mm	$510.00
SLP6540	S-Lok Polyaxial Screw 6.5mm x 40mm	$510.00
SLP6545	S-Lok Polyaxial Screw 6.5mm x 45mm	$510.00
SLP6550	S-Lok Polyaxial Screw 6.5mm x 50mm	$510.00
SLP6555	S-Lok Polyaxial Screw 6.5mm x 55mm	$510.00
SLP6560	S-Lok Polyaxial Screw 6.5mm x 60mm	$510.00

SLP7525	S-Lok Polyaxial Screw 7.5mm x 25mm	$510.00
SLP7530	S-Lok Polyaxial Screw 7.5mm x 30mm	$510.00
SLP7535	S-Lok Polyaxial Screw 7.5mm x 35mm	$510.00
SLP7540	S-Lok Polyaxial Screw 7.5mm x 40mm	$510.00
SLP7545	S-Lok Polyaxial Screw 7.5mm x 45mm	$510.00
SLP7550	S-Lok Polyaxial Screw 7.5mm x 50mm	$510.00
SLP7555	S-Lok Polyaxial Screw 7.5mm x 55mm	$510.00
SLP7560	S-Lok Polyaxial Screw 7.5mm x 60mm	$510.00

SLP8525	S-Lok Polyaxial Screw 8.5mm x 25mm	$510.00
SLP8530	S-Lok Polyaxial Screw 8.5mm x 30mm	$510.00

Item Number	Description	Discount Price
SLP8535	S-Lok Polyaxial Screw 8.5mm x 35mm	$510.00
SLP8540	S-Lok Polyaxial Screw 8.5mm x 40mm	$510.00
SLP8545	S-Lok Polyaxial Screw 8.5mm x 45mm	$510.00
SLP8550	S-Lok Polyaxial Screw 8.5mm x 50mm	$510.00
SLP8555	S-Lok Polyaxial Screw 8.5mm x 55mm	$510.00
SLP8560	S-Lok Polyaxial Screw 8.5mm x 60mm	$510.00
SLP8570	S-Lok Polyaxial Screw 8.5mm x 70mm	$510.00
SLP8580	S-Lok Polyaxial Screw 8.5mm x 80mm	$510.00
SLP8590	S-Lok Polyaxial Screw 8.5mm x 90mm	$510.00
SLP8100	S-Lok Polyaxial Screw 8.5mm x 100mm	$510.00

SLC5525	S-Lok Cannulated Screw 5.5mm x 25mm	$535.00
SLC5530	S-Lok Cannulated Screw 5.5mm x 30mm	$535.00
SLC5535	S-Lok Cannulated Screw 5.5mm x 35mm	$535.00
SLC5540	S-Lok Cannulated Screw 5.5mm x 40mm	$535.00
SLC5545	S-Lok Cannulated Screw 5.5mm x 45mm	$535.00
SLC5550	S-Lok Cannulated Screw 5.5mm x 50mm	$535.00
SLC5555	S-Lok Cannulated Screw 5.5mm x 55mm	$535.00
SLC5560	S-Lok Cannulated Screw 5.5mm x 60mm	$535.00

SLC6525	S-Lok Cannulated Screw 6.5mm x 25mm	$535.00
SLC6530	S-Lok Cannulated Screw 6.5mm x 30mm	$535.00
SLC6535	S-Lok Cannulated Screw 6.5mm x 35mm	$535.00
SLC6540	S-Lok Cannulated Screw 6.5mm x 40mm	$535.00
SLC6545	S-Lok Cannulated Screw 6.5mm x 45mm	$535.00
SLC6550	S-Lok Cannulated Screw 6.5mm x 50mm	$535.00
SLC6555	S-Lok Cannulated Screw 6.5mm x 55mm	$535.00
SLC6560	S-Lok Cannulated Screw 6.5mm x 60mm	$535.00
SLC7525	S-Lok Cannulated Screw 6.5mm x 25mm	$535.00
SLC7530	S-Lok Cannulated Screw 6.5mm x 30mm	$535.00
SLC7535	S-Lok Cannulated Screw 6.5mm x 35mm	$535.00
SLC7540	S-Lok Cannulated Screw 6.5mm x 40mm	$535.00
SLC7545	S-Lok Cannulated Screw 6.5mm x 45mm	$535.00
SLC7550	S-Lok Cannulated Screw 6.5mm x 50mm	$535.00
SLC7555	S-Lok Cannulated Screw 6.5mm x 55mm	$535.00
SLC7560	S-Lok Cannulated Screw 6.5mm x 60mm	$535.00

SLC8525	S-Lok Cannulated Screw 6.5mm x 25mm (Special Order)	$535.00
SLC8530	S-Lok Cannulated Screw 6.5mm x 30mm (Special Order)	$535.00
SLC8535	S-Lok Cannulated Screw 6.5mm x 35mm (Special Order)	$535.00
SLC8540	S-Lok Cannulated Screw 6.5mm x 40mm (Special Order)	$535.00
SLC8545	S-Lok Cannulated Screw 6.5mm x 45mm (Special Order)	$535.00
SLC8550	S-Lok Cannulated Screw 6.5mm x 50mm (Special Order)	$535.00
SLC8555	S-Lok Cannulated Screw 6.5mm x 55mm (Special Order)	$535.00
SLC8560	S-Lok Cannulated Screw 6.5mm x 60mm (Special Order)	$535.00
SLC8570	S-Lok Cannulated Screw 6.5mm x 70mm (Special Order)	$535.00

Item Number	Description	Discount Price
SLC8580	S-Lok Cannulated Screw 6.5mm x 80mm (Special Order)	$535.00
SLC8590	S-Lok Cannulated Screw 6.5mm x 90mm (Special Order)	$535.00
SLC8100	S-Lok Cannulated Screw 6.5mm x 100mm (Special Order)	$535.00

10-1001	Vault ALIF Set Screw	$95.00
		$85.00
10-1002-11	Vault ALIF Locking Cap 11mm	$85.00
10-1002-13	Vault ALIF Locking Cap 13mm	$85.00
10-1002-15	Vault ALIF Locking Cap 15mm	$85.00
10-1002-17	Vault ALIF Locking Cap 17mm	$85.00
10-1002-19	Vault ALIF Locking Cap 19mm	$85.00

10-4020	Vault ALIF Self Drilling Variable Screw 40mm X 20mm	$165.00
10-4025	Vault ALIF Self Drilling Variable Screw 40mm X 25mm	$165.00
10-4030	Vault ALIF Self Drilling Variable Screw 40mm X 30mm	$165.00
10-4035	Vault ALIF Self Drilling Variable Screw 40mm X 35mm	$165.00

10-C3208-11	Vault ALIF Peek Cage 32mm X 11mm 8” Lordosis	$1,340.00
10-C3208-13	Vault ALIF Peek Cage 32mm X 13mm 8” Lordosis	$1,340.00
10-C3208-15	Vault ALIF Peek Cage 32mm X 15mm 8” Lordosis	$1,340.00
10-C3208-17	Vault ALIF Peek Cage 32mm X 17mm 8” Lordosis	$1,340.00
10-C3208-19	Vault ALIF Peek Cage 32mm X 19mm 8” Lordosis	$1,340.00

10-C3215-11	Vault ALIF Peek Cage 32mm X 11mm 15” Lordosis	$1,340.00
10-C3215-13	Vault ALIF Peek Cage 32mm X 13mm 15” Lordosis	$1,340.00
10-C3215-15	Vault ALIF Peek Cage 32mm X 15mm 15” Lordosis	$1,340.00
10-C3215-17	Vault ALIF Peek Cage 32mm X 17mm 15” Lordosis	$1,340.00
10-C3215-19	Vault ALIF Peek Cage 32mm X 19mm 15 “ Lordosis	$1,340.00

10-C3908-11	Vault ALIF Peek Cage 39mm X 11mm 8” Lordosis	$1,340.00
10-03908-13	Vault ALIF Peek Cage 39mm X 13mm 8” Lordosis	$1,340.00
10-C3908-15	Vault ALIF Peek Cage 39mm X 15mm 8” Lordosis	$1,340.00
10-C3908-17	Vault ALIF Peek Cage 39mm X 17mm 8” Lordosis	$1,340.00
10-C3908-19	Vault ALIF Peek Cage 39mm X 19mm 8” Lordosis	$1,340.00

10-C3915-11	Vault ALIF Peek Cage 39mm X 11mm 15” Lordosis	$1,340.00
10-C3915-13	Vault ALIF Peek Cage 39mm X 13mm 15” Lordosis	$1,340.00
10-C3915-15	Vault ALIF Peek Cage 39mm X 15mm 15” Lordosis	$1,340.00
10-C3915-17	Vault ALIF Peek Cage 39mm X 17mm 15” Lordosis	$1,340.00
10-C3915-19	Vault ALIF Peek Cage 39mm X 19mm 15” Lordosis	$1,340.00

10-P3208-11P	Vault ALIF Plate 32mm X 11mm 8” Lordosis	$1,340.00
10-P3208-13P	Vault ALIF Plate 32mm X 13mm 8” Lordosis	$1,340.00
10-P3208-15P	Vault ALIF Plate 32mm X 15mm 8” Lordosis	$1,340.00
10-P3208-17P	Vault ALIF Plate 32mm X 17mm 8” Lordosis	$1,340.00

Item Number	Description	Discount Price
10-P3208-19P	Vault ALIF Plate 32mm X 19mm 8” Lordosis	$1,340.00

10-P3215-11P	Vault ALIF Plate 32mm X 11mm 15” Lordosis	$1,340.00
10-P3215-13P	Vault ALIF Plate 32mm X 13mm 15” Lordosis	$1,340.00
10-P3215-15P	Vault ALIF Plate 32mm X 15mm 15” Lordosis	$1,340.00
10-P3215-17P	Vault ALIF Plate 32mm X 17mm 15” Lordosis	$1,340.00
10-P3215-19P	Vault ALIF Plate 32mm X 19mm 15” Lordosis	$1,340.00
10-P3908-11P	Vault ALIF Plate 39mm X 11mm 8” Lordosis	$1,340.00
10-P3908-13P	Vault ALIF Plate 39mm X 13mm 8” Lordosis	$1,340.00
10-P3908-15P	Vault ALIF Plate 39mm X 15mm 8” Lordosis	$1,340.00
10-P3908-17P	Vault ALIF Plate 39mm X 17mm 8” Lordosis	$1,340.00
10-P3908-19P	Vault ALIF Plate 39mm X 19mm 8” Lordosis	$1,340.00
10-P3915-11P	Vault ALIF Plate 39mm X 11mm 15” Lordosis	$1,340.00
10-P3915-13P	Vault ALIF Plate 39mm X 13mm 15” Lordosis	$1,340.00
10-P3915-15P	Vault ALIF Plate 39mm X 15mm 15” Lordosis	$1,340.00
10-P3915-17P	Vault ALIF Plate 39mm X 17mm 15” Lordosis	$1,340.00
10-P3915-19P	Vault ALIF Plate 39mm X 19mm 15” Lordosis	$1,340.00

ACIF05-05P	ACIF Peek 5” - 5mm	$615.00
ACIF05-06P	ACIF Peek 5” - 6mm	$615.00
AC I F05-07P	ACIF Peek 5” - 7mm	$615.00
ACIF05-08P	ACIF Peek 5” - 8mm	$615.00
ACIF05-09P	ACIF Peek 5” - 9mm	$615.00
ACIF05-10P	ACIF Peek 5” - 10mm	$615.00
ACIF05-11P	ACIF Peek 5” - 11mm	$615.00
ACIF05-12P	ACIF Peek 5” - 12mm	$615.00

ACIF10-05P	ACIF Peek 10” - 5mm	$615.00
ACIF10-06P	ACIF Peek 10” - 6mm	$615.00
ACIF10-07P	ACIF Peek 10” - 7mm	$615.00
ACIF10-08P	ACIF Peek 10” - 8mm	$615.00
ACIF10-09P	ACIF Peek 10” - 9mm	$615.00
ACIF10-10P	ACIF Peek 10” - 10mm	$615.00
ACIF10-11P	ACIF Peek 10” - 11mm	$615.00
ACIF10-12P	ACIF Peek 10” - 12mm	$615.00

ALIF0826-09P	ALIF Peek Cage, 8”,26mm x 9mm	$1,285.00
ALIF0826-11P	ALIF Peek Cage, 8”,26mm x 11mm	$1,285.00
AL IF0826-13P	ALIF Peek Cage, 8”,26mm x 13mm	$1,285.00
ALIF0826-15P	ALIF Peek Cage, 8”,26mm x 17mm	$1,285.00
AL IF0826-17P	ALIF Peek Cage, 8”,26mm x 21mm	$1,285.00

ALIF1526-11P	ALIF Peek Cage, 15”, 26mm x 11mm	$1,285.00

ALIF1526-13P	ALIF Peek Cage, 15”, 26mm x 13mm	$1,285.00
ALIF1526-15P	ALIF Peek Cage, 15”, 26mm x 15mm	$1,285.00

Item Number	Description	Discount Price
ALIF1526-17P	ALIF Peek Cage, 15”, 26mm x 17mm	$1,285.00
ALIF1526-19P	ALIF Peek Cage, 15”, 26mm x 19mm	$1,285.00
ALIF1526-21P	ALIF Peek Cage, 15”, 26mm x 21mm	$1,285.00

ALIF0832-09P	ALIF Peek Cage, 8”, 32mm x 9mm	$1,285.00
ALIF0832-11P	ALIF Peek Cage, 8”, 32mm x 11mm	$1,285.00
ALIF0832-13P	ALIF Peek Cage, 8”, 32mm x 13mm	$1,285.00
ALIF0832-15P	ALIF Peek Cage, 8”, 32mm x 15mm	$1,285.00
ALIF0832-17P	ALIF Peek Cage, 8”, 32mm x 17mm	$1,285.00

ALIF1532-11P	ALIF Peek Cage, 15”, 32mm x 11mm	$1,285.00
ALIF1532-13P	ALIF Peek Cage, 15”, 32mm x 13mm	$1,285.00
ALIF1532-15P	ALIF Peek Cage, 15”, 32mm x 15mm	$1,285.00
ALIF1532-17P	ALIF Peek Cage, 15”, 32mm x 17mm	$1,285.00
ALIF1532-19P	ALIF Peek Cage, 15”, 32mm x 19mm	$1,285.00
ALIF1532-21P	ALIF Peek Cage, 15”, 32mm x 21mm	$1,285.00

ALIF0839-09P	ALIF Peek Cage, 8”, 39mm x 9mm	$1,285.00
ALIF0839-11P	ALIF Peek Cage, 8”, 39mm x 11mm	$1,285.00
ALIF0839-13P	ALIF Peek Cage, 8”, 39mm x 13mm	$1,285.00
ALIF0839-15P	ALIF Peek Cage, 8”, 39mm x 15mm	$1,285.00
AL IF0839-17P	ALIF Peek Cage, 8”, 39mm x 17mm	$1,285.00
ALIF0839-19P	ALIF Peek Cage, 8”, 39mm x 19mm	$1,285.00
ALIF0839-21P	ALIF Peek Cage, 8”, 39mm x 21mm	$1,285.00
ALIF1539-11P	ALIF Peek Cage, 15”, 39mm x 11mm	$1,285.00
ALIF1539-13P	ALIF Peek Cage, 15”, 39mm x 13mm	$1,285.00
ALIF1539-15P	ALIF Peek Cage, 15”, 39mm x 15mm	$1,285.00
ALIF1539-17P	ALIF Peek Cage, 15”, 39mm x 17mm	$1,285.00
ALIF1539-19P	ALIF Peek Cage, 15”, 39mm x 19mm	$1,285.00
ALIF1539-21P	ALIF Peek Cage, 15”, 39mm x 21mm	$1,285.00

PLIF22-08P	PLIF Peek Cage, 22mm x 8mm	$910.00
PLIF22-09P	PLIF Peek Cage, 22mm x 9mm	$910.00
PLIF22-10P	PLIF Peek Cage, 22mm x10mm	$910.00
PLIF22-11P	PLIF Peek Cage, 22mm x11mm	$910.00
PLIF22-12P	PLIF Peek Cage, 22mm x 12mm	$910.00
PLIF22-13P	PLIF Peek Cage, 22mm x 13mm	$910.00
PLIF22-14P	PLIF Peek Cage, 22mm x 14mm
PLIF22-15P	PLIF Peek Cage, 22mm x 15mm
PLIF22-16P	PLIF Peek Cage, 22mm x 16mm

PLIF22-08P	PLIF Peek Cage, 25mm x 8mm	$910.00
PLIF22-09P	PLIF Peek Cage, 25mm x 9mm	$910.00
PLIF22-10P	PLIF Peek Cage, 25mm x 10mm	$910.00
PLIF22-11P	PLIF Peek Cage, 25mm x 11mm	$910.00
PLIF22-12P	PLIF Peek Cage, 25mm x 12mm	$910.00

Item Number	Description	Discount Price
PLIF22-13P	PLIF Peek Cage, 25mm x 13mm	$910.00
PLIF22-14P	PLIF Peek Cage, 25mm x 14mm	$910.00
PLIF22-15P	PLIF Peek Cage, 25mm x 15mm	$910.00
PLIF22-16P	PLIF Peek Cage, 25mm x 16mm	$910.00

26-221005-08	Wide PLIF Cage Peek 5 deg 8mm x 22mm	$910.00
26-221005-10	Wide PLIF Cage Peek 5 deg 10mm x 22mm	$910.00
26-221005-12	Wide PLIF Cage Peek 5 deg 12mm x 22mm	$910.00
26-221005-14	Wide PLIF Cage Peek 5 deg 14mm x 22mm	$910.00
26-221005-16	Wide PLIF Cage Peek 5 deg 16mm x 22mm	$910.00

26-251005-08	Wide PLIF Cage Peek 5 deg 8mm x 25mm	$910.00
26-251005-10	Wide PLIF Cage Peek 5 deg 10mm x 25mm	$910.00
26-251005-12	Wide PLIF Cage Peek 5 deg 12mm x 25mm	$910.00
26-251005-14	Wide PLIF Cage Peek 5 deg 14mm x 25mm	$910.00
26-251005-16	Wide PLIF Cage Peek 5 deg 14mm x 25mm	$910.00

TLIF24-06P	TILF Peek Cage, 24mm x 6mm	$1,075.00
TLIF24-07P	TILF Peek Cage, 24mm x 7mm	$1,075.00
TLIF24-08P	TILF Peek Cage, 24mm x 8mm	$1,075.00
TLIF24-10P	TILF Peek Cage, 24mm x 10mm	$1,075.00
TLIF24-12P	TILF Peek Cage, 24mm x 12mm	$1,075.00
TLIF24-14P	TILF Peek Cage, 24mm x 14mm	$1,075.00
TLIF24-16P	TILF Peek Cage, 24mm x 16mm	$1,075.00

TLIF24-06P	TILF Peek Cage, 30mm x 6mm	$1,075.00
TLIF24-07P	TILF Peek Cage, 30mm x 7mm	$1,075.00
TLIF24-08P	TILF Peek Cage, 30mm x 8mm	$1,075.00
TLIF24-10P	TILF Peek Cage, 30mm x 10mm	$1,075.00
TLIF24-12P	TILF Peek Cage, 30mm x 12mm	$1,075.00
TLIF24-14P	TILF Peek Cage, 30mm x 14mm	$1,075.00
TLIF24-16P	TILF Peek Cage, 30mm x 16mm	$1,075.00

38-2907	TPLIF Convex Peek Cage, 29 x 7mm	$1,075.00
38-2908	TPLIF Convex Peek Cage, 29 x 8mm	$1,075.00
38-2909	TPLIF Convex Peek Cage, 29 x 9mm	$1,075.00
38-2910	TPLIF Convex Peek Cage, 29 x 10mm	$1,075.00
38-2911	TPLIF Convex Peek Cage, 29 x 11mm	$1,075.00
38-2912	TPLIF Convex Peek Cage, 29 x 12mm	$1,075.00
38-2913	TPLIF Convex Peek Cage, 29 x 13mm	$1,075.00
38-2914	TPLIF Convex Peek Cage, 29 x 14mm	$1,075.00
38-2915	TPLIF Convex Peek Cage, 29 x 15mm	$1,075.00
38-2916	TPLIF Convex Peek Cage, 29 x 16mm	$1,075.00

7-2907	TPLIF Peek Cage, 29 x 7mm	$1,075.00
7-2908	TPLIF Peek Cage, 29 x 8mm	$1,075.00

Item Number	Description	Discount Price
7-2909	TPLIF Peek Cage, 29 x 9mm	$1,075.00
7-2910	TPLIF Peek Cage, 29 x 10mm	$1,075.00
7-2911	TPLIF Peek Cage, 29 x 11mm	$1,075.00
7-2912	TPLIF Peek Cage, 29 x 12mm	$1,075.00
7-2913	TPLIF Peek Cage, 29 x 13mm	$1,075.00
7-2914	TPLIF Peek Cage, 29 x 14mm	$1,075.00
7-2915	TPLIF Peek Cage, 29 x 15mm	$1,075.00
7-2916	TPLIF Peek Cage, 29 x 16mm	$1,075.00

23-EC1845-08	LLIF Peek Cage, 18mm x 45mm x 8mm	$535.00
23-EC1845-10	LLIF Peek Cage, 18mm x 45mm x 10mm	$535.00
23-EC1845-12	LLIF Peek Cage, 18mm x 45mm x 12mm	$535.00
23-EC1845-14	LLIF Peek Cage, 18mm x 45mm x 14mm	$535.00

23-EC2245-08	LLIF Peek Cage, 22mm x 45mm x 8mm	$695.00
23-EC2245-10	LLIF Peek Cage, 22mm x 45mm x 10mm	$695.00
23-EC2245-12	LLIF Peek Cage, 22mm x 45mm x 12mm	$695.00
23-EC2245-14	LLIF Peek Cage, 22mm x 45mm x 14mm	$695.00

23-EC1850-08	LLIF Peek Cage, 18mm x 50mm x 8mm	$535.00
23-EC1850-10	LLIF Peek Cage, 18mm x 50mm x 10mm	$535.00
23-EC1850-12	LLIF Peek Cage, 18mm x 50mm x 12mm	$535.00
23-EC1850-14	LLIF Peek Cage, 18mm x 50mm x 14mm	$535.00

23-EC2250-08	LLIF Peek Cage, 22mm x 50mm x 8mm	$695.00
23-EC2250-10	LLIF Peek Cage, 22mm x 50mm x 10mm	$695.00
23-EC2250-12	LLIF Peek Cage, 22mm x 50mm x 12mm	$695.00
23-EC2250-14	LLIF Peek Cage, 22mm x 50mm x 14mm	$695.00

23-EC1855-08	LLIF Peek Cage, 18mm x 55mm x 8mm	$535.00
23-EC1855-10	LLIF Peek Cage, 18mm x 55mm x 10mm	$535.00
23-EC1855-12	LLIF Peek Cage, 18mm x 55mm x 12mm	$535.00
23-EC1855-14	LLIF Peek Cage, 18mm x 55mm x 14mm	$535.00

23-EC2255-08	LLIF Peek Cage, 22mm x 55mm x 8mm	$695.00
23-EC2255-10	LLIF Peek Cage, 22mm x 55mm x 10mm	$695.00
23-EC2255-12	LLIF Peek Cage, 22mm x 55mm x 12mm	$695.00
23-EC2255-14	LLIF Peek Cage, 22mm x 55mm x 14mm